Business combinations (Tables)	6 Months Ended
Jun. 30, 2023
Disclosure of detailed information about business combination [abstract]
Summary of Preliminary Details of the Purchase Consideration
Preliminary details of the purchase consideration, previously equity interest held and the net assets acquired are presented below.

(€ thousands)	At acquisition date
Consideration paid for 85% of TFI	91,259
Fair value of the previously equity interests held	21,505
Settlement of pre-existing intercompany balances	5,949
Total	118,713

Summary of Identifiable Assets Acquired

(€ thousands)	Preliminary fair value at acquisition date
Cash and cash equivalents	109,667
Inventories	85,659
Right-of-use assets	160,751
Intangible assets and property, plant and equipment	114,629
Other current and non-current assets	45,378
Other current and non-current liabilities	(170,307)
Current and non-current lease liabilities	(160,751)
Current and non-current borrowings	(29,890)
Trade payables and customer advances	(28,174)
Employee benefits	(3,259)
Deferred tax liabilities	(4,990)
Net identifiable assets acquired	118,713

Summary of Net Cash Outflows Related To The Acquisition
Details of the net cash outflows related to the acquisition are presented below.

(€ thousands)	At acquisition date
Consideration paid for 85% of TFI	(91,259)
Cash and cash equivalents acquired	109,667
Payment of TFI acquisition-related liabilities	(126,983)
Net cash outflow - Investing activities	(108,575)

Schedule of Minimum Annual Guaranteed Royalties	As part of the license agreement, the Zegna Group is required to pay minimum annual guaranteed royalties for the first 10 years of the license agreement, which at June 30, 2023 were as follows (undiscounted):

At June 30, 2023
(€ millions)*
Due within 1 year	16.8
Due in 1 to 5 years	72.2
Due in 5 to 10 years	92.7
Total	181.7
(*) Translated from U.S. Dollars to Euro at the June 30, 2023 end of day exchange rate.